BlackRock Financial Institutions Series Trust

BlackRock Summit Cash Reserves Fund

(the “Fund”)

Supplement dated October 10, 2018 to the Investor C Shares Prospectus of the Fund

dated as of July 27, 2018, as supplemented to date (the “Prospectus”)

Effective November 8, 2018 (the “Effective Date”), the Fund will adopt an automatic conversion feature for Investor C Shares. Beginning on the Effective Date, Investor C Shares of the Fund will automatically convert to Investor A Shares of the Fund approximately ten years after the date of purchase. Certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In these instances, Investor C Shares held as of the Effective Date will automatically convert to Investor A Shares ten years after the Effective Date.

Effective November 8, 2018, the Prospectus is amended as follows:

In the section of the Prospectus entitled “Account Information—Details About the Share Class—Investor C Shares at a Glance,” the row of the table entitled “Conversion to Investor A Shares?” is deleted in its entirety and replaced with the following:

Conversion to Investor A Shares?	Yes, automatically approximately ten years after the date of purchase. It is the Financial Intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period. As of the Effective Date (as defined below), certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In such instances, the automatic conversion of Investor C Shares to Investor A Shares will occur ten years after the Effective Date.

The second paragraph in the section of the Prospectus entitled “Account Information—Details About the Share Class—Investor C Shares—Deferred Sales Charge Option” is deleted in its entirety and replaced with the following:

Effective November 8, 2018 (the “Effective Date”), Investor C Shares will automatically convert to Investor A Shares approximately ten years after the date of purchase. It is the Financial Intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period. As of the Effective Date, certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In such instances, the automatic conversion of Investor C Shares to Investor A Shares will occur ten years after the Effective Date. The automatic conversion of Investor C Shares to Investor A Shares is not a taxable event for Federal income tax purposes. Please consult your Financial Intermediary for additional information.

Shareholders should retain this Supplement for future reference.

PRO-SUMMIT-C-1018SUP